Exhibit 99.2

First Interstate BancSystem, Inc. Announces Acquisitions to Expand Presence in Idaho

Company Release - October 11, 2018

BILLINGS, Montana, COEUR D’ALENE, Idaho, and POST FALLS, Idaho - First Interstate BancSystem, Inc. (“First Interstate”) (NASDAQ: FIBK), parent company of First Interstate Bank and Inland Northwest Bank, announced today the concurrent signing of two separate definitive merger agreements. Under one agreement, First Interstate will acquire Idaho Independent Bank (“IIB”) (OTC Pink: IIBK), headquartered in Coeur d’Alene, Idaho. Under the other agreement, First Interstate will acquire Community 1st Bank (OTC Pink: “CMYF”), headquartered in Post Falls, Idaho. Upon completion of each acquisition, the banks will merge into First Interstate Bank, a wholly-owned subsidiary of First Interstate.

Founded in 1993, IIB is a full-service community bank, with approximately $725 million in assets, $362 million in loans, $610 million in deposits, and $69 million in shareholders’ equity at June 30, 2018. IIB operates 11 branches throughout Idaho, with a large presence in both the greater Boise-Nampa area and the Coeur d’Alene markets.

CMYF has three locations in North Idaho with $130 million in assets, $78 million in loans, $116 million in deposits, and $13 million in shareholders’ equity at June 30, 2018.

“We are excited to announce these partnerships that build upon our growing commitment to Idaho,” said Kevin Riley, Chief Executive Officer and President of First Interstate. “Idaho Independent Bank and Community 1st bring solid and experienced bankers and each have a commitment to clients very similar to First Interstate. The combination will further leverage our significant investment in people, processes, and technology while positioning First Interstate as a leading institution in Idaho’s fastest growing markets. Both are a great fit for us geographically, strategically, financially, and culturally. Idaho Independent Bank and Community 1st Bank both share an operating philosophy, commitment to community banking, and view of corporate responsibility similar to us, which should allow for a seamless integration of our companies.”

Each transaction complements First Interstate’s existing footprint, which spans six states (Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming). Riley added, “Expanding in Idaho will increase the growth profile of our franchise by adding to our presence in higher growth markets. Both Idaho Independent Bank and Community 1st Bank have achieved compound annual loan growth of greater than 9% since 2013. We believe the addition of these attractive franchises will positively impact our balance sheet growth and earnings potential. We are excited to deepen our presence throughout Idaho, and look forward to welcoming our new clients and employees to the First Interstate family.”

Pro forma including both acquisitions, First Interstate will have approximately $14.1 billion in total assets, $8.9 billion in total loans, $11.4 billion in total deposits, and $1.8 billion in shareholders’ equity.

Subject to the terms of the IIB merger agreement, IIB stockholders will receive 0.5 First Interstate Class A common shares per IIB share, or approximately 3.87 million First Interstate shares in aggregate. Using a price per share of First Interstate Class A common stock of $45.45 per share as of October 5, 2018, the transaction results in an implied purchase price of $22.73 per share, which equates to an aggregate value of $181.3 million, including $5.4 million in cash consideration for option holders.

“We are excited to join the First Interstate team and look forward to the opportunities and benefits this combination will bring to our clients, employees, and shareholders,” said Jack Gustavel, Executive Chairman and founder of IIB. As part of the transaction, Kurt Gustavel, current President and Chief Executive Officer of IIB, will be retained by First Interstate and serve as Regional President for Idaho and Eastern Washington.

Subject to the terms of the CMYF merger agreement, CMYF stockholders will receive 0.3784 First Interstate Class A common shares per CMYF share, or approximately 0.46 million First Interstate shares in aggregate. Using a price per share of First Interstate Class A common stock of $45.45 per share as of October 5, 2018, the transaction results in implied purchase price of $17.20 per share, which equates to an aggregate value of $21.5 million, including $0.6 million in cash consideration for option holders.

“Our bank has a long-standing history of service excellence and giving back to the community,” said David Bobbitt, Chairman and Chief Executive Officer of CMYF. “First Interstate Bank is just the right partner to extend and build upon this proud legacy.”

First Interstate expects the transactions will result in annual earnings per share (EPS) accretion of over 3% in the first full year after acquisition and beyond. First Interstate is expected to recover the minimal tangible book value dilution resulting from these transactions in less than two years.

Each of the IIB and CMYF merger agreements has been unanimously approved by the First Interstate and First Interstate Bank boards of directors. The board of directors of IIB has unanimously approved the IIB merger agreement, and the CMYF board of directors has unanimously approved the CMYF merger agreement. Completion of the merger with IIB is subject to customary closing conditions, including receipt of required regulatory approvals and the approval by the stockholders of IIB. Completion of the CMYF merger is also subject to customary closing conditions, including receipt of required regulatory approvals and the approval by the stockholders of CMYF. Each of the transactions is expected to close and convert its data processing systems to First Interstate in the first half of 2019. Neither transaction is conditioned on the completion of the other.

Piper Jaffray & Co. served as financial advisor and Luse Gorman, PC served as legal counsel to First Interstate. Sandler O’Neill & Partners, L.P. served as financial advisor and Witherspoon Kelley served as legal counsel to IIB. D.A. Davidson & Co. served as financial advisor and Breyer & Associates PC served as legal counsel to CMYF.

CONFERENCE CALL

First Interstate management will review additional information regarding the transactions during the third quarter earnings conference call beginning at 11 a.m. Eastern Time on Thursday, October 25, 2018. The call may be accessed by dialing 1-877-507-0356. To participate via the Internet, log on to www.FIBK.com. A replay will be available approximately one hour after the end of the conference call by dialing 1-877-344-7529. The conference ID is 10124778. The call will also be archived on First Interstate’s website, www.FIBK.com. Additionally, a presentation with information about these transactions can be accessed on the Webcasts and Presentations page of First Interstate’s investor relations website.

About First Interstate BancSystem, Inc. and First Interstate Bank:

First Interstate BancSystem, Inc. is a financial services holding company, headquartered in Billings, Montana, with $12.2 billion in assets as of June 30, 2018. It is the parent company of First Interstate Bank, a community bank operating over 120 banking offices, including online and mobile banking services, throughout Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming. It is also the parent company of Inland Northwest Bank (“INB”), which was acquired by First Interstate in August 2018. The data processing conversion and merger of INB with and into First Interstate Bank will take place in November 2018; INB’s 20 locations in Idaho, Oregon, and Washington will officially open their doors as First Interstate Bank on Tuesday, November 13, 2018.

As a recognized leader in community banking services, First Interstate is driven by strong values, as well as a commitment to delivering a rewarding experience to its employees, strong returns to shareholders, exceptional products and services to its clients, and resources to the communities it serves.

About Idaho Independent Bank:
IIB was established in 1993 as an Idaho state-chartered, commercial bank and currently operates branches in Boise, Caldwell, Coeur d’Alene, Hayden, Meridian, Mountain Home, Nampa, Star, and Sun Valley/Ketchum, Idaho. IIB was named (in a 2018 survey conducted by Populus) as one of the Top Ten Best Places to Work in Idaho, is one of the 2018 Top Ranked Community Banks in the Idaho Business Review Reader Rankings, and was named among the top 1% most extraordinary banks in the U.S. by The Institute for Extraordinary BankingTM in 2016. To learn more about IIB, visit theidahobank.com.

About Community 1st Bank:

Established in 2007, CMYF was the first chartered community bank in Post Falls, Idaho in over 104 years. CMYF was built on the service philosophy of “Do the Right Thing” and serves customers throughout North Idaho with three full-service branch locations in Post Falls and Coeur d’Alene. As of June 30, 2018, CMYF had $130 million in total assets, $78 million in loans, $116 million in deposits, and $13 million in shareholders’ equity. To learn more about CMYF, visit com1stbankid.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about First Interstate’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving First Interstate Bank and IIB, and First Interstate Bank and CMYF, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Interstate, IIB, and CMYF operate; the ability to promptly and effectively integrate the businesses of First Interstate Bank and IIB, and First Interstate Bank and CMYF; the reaction of the companies’ customers, employees, and counterparties to the transaction; and the diversion of management time on merger-related issues.

These factors are not necessarily all of the factors that could cause First Interstate’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm First Interstate’s or the combined company’s results.

All forward-looking statements attributable to First Interstate’s, IIB’s, CMYF’s, or the combined company’s or persons acting on First Interstate’s, IIB’s, or CMYF’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and First Interstate, IIB, and CMYF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If First Interstate, IIB, or CMYF update one or more forward-looking statements, no inference should be drawn that First Interstate, IIB, or CMYF will make additional updates with respect to those or other forward-looking statements.

Additional Information about the IIB Merger and Where to Find It

This communication is being made with respect to the proposed transaction involving First Interstate and IIB. This material is not a solicitation of any vote or approval of the IIB stockholders and is not a substitute for the proxy statement/prospectus or any other documents that IIB may send to stockholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.
In connection with the proposed merger, First Interstate will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of IIB and a prospectus of First Interstate, as well as other relevant documents concerning the proposed merger with IIB. Before making any voting or investment decisions, investors and stockholders are urged to read the Registration Statement and the proxy statement/prospectus regarding the proposed merger with IIB, as well as any other relevant documents filed with the SEC and any amendments or supplements to those documents, because they will contain important information. IIB will mail the proxy statement/prospectus to its stockholders. Stockholders are also urged to carefully review and consider each of First Interstate’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, its proxy statements, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about First Interstate, may be obtained as they become available at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from First Interstate at www.fibk.com or by contacting First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, Montana, 59116, Attention: Marcy Mutch, Chief Financial Officer, telephone: 406-255-5312.

First Interstate, IIB, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies of IIB’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of First Interstate and their ownership of First Interstate common stock is set forth in the proxy statement for First Interstate’s 2018 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on March 16, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction with IIB may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Additional Information about the CMYF Merger and Where to Find It

This communication is being made with respect to the proposed transaction involving First Interstate and CMYF. This material is not a solicitation of any vote or approval of the CMYF stockholders and is not a substitute for the proxy statement/prospectus or any other documents that CMYF may send to stockholders in connection with the company’s proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.
In connection with the proposed merger, First Interstate will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of CMYF and a prospectus of First Interstate, as well as other relevant documents concerning the proposed merger with CMYF. Before making any voting or investment decisions, investors and stockholders are urged to read the Registration Statement and the proxy statement/prospectus regarding the proposed merger with CMYF, as well as any other relevant documents filed with the SEC and any amendments or supplements to those documents, because they will contain important information. CMYF will mail the proxy statement/prospectus to its stockholders. Stockholders are also urged to carefully review and consider each of First Interstate’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, its proxy statements, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about First Interstate, may be obtained as they become available at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from First Interstate at www.fibk.com or by contacting First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, Montana, 59116, Attention: Marcy Mutch, Chief Financial Officer, telephone: 406-255-5312.
First Interstate, CMYF, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies of CMYF’s stockholders in connection with the proposed transaction with CMYF. Information about the directors and executive officers of First Interstate and their ownership of First Interstate common stock is set forth in the proxy statement for First Interstate’s 2018 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 16, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger with CMYF when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph..

First Interstate BancSystem, Inc.:
Marcy Mutch, Chief Financial Officer
(406) 255-5312 marcy.mutch@fib.com

or

Idaho Independent Bank:
Kurt Gustavel, President and Chief Executive Officer
(208) 947-1130 kurt.gustavel@iibk.com

or

Community 1st Bank:
David Bobbitt, Chairman and Chief Executive Officer
(208) 667-6060 david.bobbitt@com1stbankid.com